UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    June 6, 2019

Apollo Global Management, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A shares representing limited liability company interests	APO	New York Stock Exchange
6.375% Series A Preferred shares	APO.PR A	New York Stock Exchange
6.375% Series B Preferred shares	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 6, 2019, Apollo Management Holdings, L.P., (the “Issuer”), an indirect subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries, “Apollo”), priced the previously announced offering of an additional $125 million aggregate principal amount of its 4.872% Senior Notes due 2029 (the “Additional Notes”). The public offering price of the Additional Notes was 104.812% plus accrued interest from and including February 7, 2019. The Issuer previously issued $550,000,000 aggregate principal amount of 4.872% Senior Notes due 2029 on February 7, 2019. The Additional Notes will constitute a single class of securities with such previously issued notes. The Additional Notes will be fully and unconditionally guaranteed by Apollo’s indirect subsidiaries, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, Apollo Principal Holdings XII, L.P. and AMH Holdings (Cayman), L.P. Apollo intends to use the net proceeds from the sale of the Additional Notes for general corporate purposes, including, at the Issuer’s option, to be held in a custody account managed by Bank of America, National Association Holdings, L.P. as custodian and invested in U.S. Treasury securities, including Treasury STRIPS (collectively, all such investments, the “Eligible Assets”). At the Issuer’s discretion, from time to time, the Issuer may (i) remove all or any portion of the Eligible Assets from the custody account or (ii) add Eligible Assets to the custody account.

The Additional Notes were offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Additional Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to purchase the Additional Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information in this Current Report on Form 8–K is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC

Date: June 6, 2019	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer and Co-Chief Operating Officer